Income Taxes - Summary of Components of Income Tax Expense (Benefit) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Current, Federal	$ 14,004	$ 12,910	$ 10,871
Current, State	2,354	2,095	1,653
Current, Total	16,358	15,005	12,524
Deferred, Federal	3,205	(136)	1,028
Deferred, State	(209)	(28)	210
Deferred, Total	2,996	(164)	1,238
Federal	17,209	12,774	11,899
State	2,145	2,067	1,863
Total	$ 19,354	$ 14,841	$ 13,762